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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 21, 1995

                          DLJ MORTGAGE ACCEPTANCE CORP.
(as depositor under a Pooling and Servicing Agreement, dated as of November 1, 1995, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1995-Q8)



                          DLJ Mortgage Acceptance Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        33-37812               13-3460894
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)


            140 Broadway
            NEW YORK, NEW YORK                                       10005
            ---------------------                                 ----------
            (Address of Principal                                 (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (212) 504-3000



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



Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          For a description of the Certificates and the Mortgage Pool, refer to the Pooling and Servicing Agreement.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits:

          EXHIBIT NO.                       DESCRIPTION
          -----------                       -----------
          4.1                               Pooling  and  Servicing   Agreement,
                                            dated as of November 1, 1995,  among
                                            DLJ Mortgage  Acceptance  Corp.,  as
                                            depositor,   Temple-Inland  Mortgage
                                            Corporation, as master servicer, and
                                            Bankers Trust  Company,  as trustee,
                                            Mortgage Pass-Through  Certificates,
                                            Series 1995-Q8.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DLJ MORTGAGE ACCEPTANCE CORP.

                                    By:     N. Dante LaRocca
                                            Senior Vice President

Dated:  November 21, 1995

                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION                                FORMAT
-----------                    -----------                                ------
4.1                            Pooling   and   Servicing                  P*
                               Agreement,  dated  as  of
                               November  1, 1995,  among
                               DLJ  Mortgage  Acceptance
                               Corp.,    as   depositor,
                               Temple-Inland    Mortgage
                               Corporation,   as  master
                               servicer,   and   Bankers
                               Trust     Company,     as
                               trustee,  Mortgage  Pass-
                               Through     Certificates,
                               Series 1995-Q8.



--------------------

* The Mortgage Loan Schedule and the Schedule of Discount Fractions attached as exhibits to the Pooling and Servicing Agreement have been filed on paper pursuant to a continuing hardship exemption from certain electronic filing requirements.